     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1998

                                                     REGISTRATION NO.  333-43933
================================================================================

                                 UNITED STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                           TO FORM S-4 ON FORM  S-8*

                            REGISTRATION  STATEMENT
                                     UNDER
                         THE  SECURITIES  ACT  OF  1933

                             OCEAN ENERGY, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
     DELAWARE                                                    72-1277752
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                                 1201 LOUISIANA
                                   SUITE 1400
                              HOUSTON, TEXAS 77002

         (Address, including zip code, of Principal Executive Offices)

        UNITED MERIDIAN CORPORATION 1987 NONQUALIFIED STOCK OPTION PLAN

    UNITED MERIDIAN CORPORATION 1994 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN

 UNITED MERIDIAN CORPORATION 1994 OUTSIDE DIRECTORS' NONQUALIFIED STOCK OPTION
                                     PLAN
                           (FULL TITLE OF THE PLANS)

      ROBERT K. REEVES                                        COPY TO:
   EXECUTIVE VICE PRESIDENT,                             JAMES M. PRINCE, ESQ.
GENERAL COUNSEL AND SECRETARY                            ANDREWS & KURTH L.L.P.
      OCEAN ENERGY, INC.                                 600 TRAVIS, SUITE 4200
 1201 LOUISIANA, SUITE 1400                              HOUSTON, TEXAS 77002
    HOUSTON, TEXAS 77002
      (713) 654-9110
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
    OF AGENT FOR SERVICE)


                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                                     PROPOSED
                                                                       MAXIMUM       PROPOSED MAXIMUM
                                                   AMOUNT TO BE    OFFERING PRICE    AGGREGATE OFFERING        AMOUNT OF
    TITLE OF SECURITIES TO BE REGISTERED           REGISTERED(1)      PER SHARE            PRICE           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share(2)         3,435,994 (3)         (4)               (4)                   (4)
==========================================================================================================================

(1)  The number of shares of Common Stock registered hereby is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2)  Includes associated Rights to purchase shares of the Registrant's Series A Junior Participating Preferred Stock.
     The Rights are not currently separable from the shares of Common Stock and are not currently exercisable.
(3)  Consisting of, on an as converted basis, 3,435,994 shares of Company Common Stock (as defined below) of the
     Registrant reserved for issuance under the United Meridian Corporation 1987 Nonqualified Stock Option Plan; the
     United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan; and the United Meridian Corporation 1994
     Outside Directors' Nonqualified Stock Option Plan.  At the effective time of the Mergers (as defined below), the
     UMC Plans (as defined below) were assumed by the Registrant and each share of common stock of United Meridian
     Corporation issuable under the UMC  Plans was converted into such number of shares of common stock of the
     Registrant as specified in the Merger Agreement (as defined below).
(4)  Not applicable.  All filing fees payable in connection with the issuance of these securities were paid in connection with the filing of the Registrant's Registration Statement on Form S-4 (No. 333-43933) filed January 9,
     1998.
(*)  Filed as a Post-effective Amendment on Form S-8 to such Form S-4 registration statement pursuant to the procedure described herein in the section captioned "Introductory Statement".
==========================================================================================================================

                             INTRODUCTORY STATEMENT

       On March 27, 1998, the stockholders of Ocean Energy, Inc. (the "Company" or the "Registrant") and of United Meridian Corporation, a Delaware corporation ("UMC"), approved the Agreement and Plan of Merger, dated as of December 22, 1997, as amended by an Amendment No. 1, dated as of January 7, 1998, and an Amendment No. 2, dated as of February 20, 1998 (as amended, the "Merger Agreement"), by and among the Company, UMC and OEI Holding Corporation, a Delaware corporation ("Newco"), providing for (i) the merger of Newco with and into the Company and (ii) the subsequent merger of UMC with and into the Company (together, the "Mergers"). UMC's common stock, par value $0.01 per share ("UMC Common Stock"), is no longer transferable, and certificates evidencing shares of UMC Common Stock represent only the right to receive, without interest, shares of the Company's common stock, par value $0.01 per share ("Company Common Stock"), in accordance with the provisions of the Merger Agreement. Pursuant to the Merger Agreement, the Company assumed the UMC Plans (as hereinafter defined), and each unexpired and unexercised outstanding option to purchase UMC Common Stock (each a "UMC Option") was automatically converted into an option to purchase that number of shares of Company Common Stock equal to the number of shares of UMC Common Stock that could have been purchased under such UMC Option multiplied by 1.30 (the "Exchange Ratio"), at a price per share of Company Common Stock equal to the option exercise price determined pursuant to such UMC Option divided by the Exchange Ratio.

       The Registrant hereby amends its registration statement on Form S-4 (No. 333-43933) (the "Form S-4") by filing this Post-effective Amendment No. 1 thereto on Form S-8 ("Post-effective Amendment No. 1") relating to up to 3,435,994 shares of Company Common Stock, 678,477 of which are issuable under the United Meridian Corporation 1987 Nonqualified Stock Option Plan, 2,562,517 of which are issuable under the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan and 195,000 of which are issuable under the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan (collectively, the "UMC Plans"). All such shares of Company Common Stock were previously registered on the Form S-4, and are being transferred to this Form S-8.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

       The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). These documents and the documents incorporated herein by reference pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act (the "Prospectus").


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

       The Company incorporates herein by reference the following documents, or portions of documents, as of their respective dates as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

(a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

(b) The Company's Current Report on Form 8-K filed with the Commission on February 19, 1998;

(c) The Company's Current Report on Form 8-K filed with the Commission on March 3, 1998;

(d) The Company's Current Report on Form 8-K filed with the Commission on March 31, 1998;

(e) The Company's Registration Statement on Form 8-A with respect to the Company's common stock, par value $0.01 per share, filed with the Commission on March 8, 1996, as amended to date; and

(f) The Company's Registration Statement on Form 8-A with respect to the Company's Rights to purchase Series A Junior Participating Preferred Stock, par value $0.01 per share, filed with the Commission on December 23, 1997, as amended to date.

       All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date of this Registration Statement and prior to the termination of the offering made hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of the Registration Statement and the Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or the Prospectus.

ITEM 4.  DESCRIPTION OF SECURITIES.

       The information required by Item 4 is not applicable to this Registration Statement since the class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

       None

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

       Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

       Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of
Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

       Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

       Section 7(d) of the Company's Amended and Restated Certificate of Incorporation states that:

              "A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification."

       In addition, Section 7(c) of the Company's Certificate of Incorporation, as amended, and Article IX of the Company's Amended and Restated Bylaws further provide that the Company shall indemnify its officers, directors and employees to the fullest extent permitted by law. Pursuant to such provision, the Company has entered into agreements with its officers and directors which provide for indemnification of such persons.

       The Company maintains insurance coverage providing directors and officers with indemnification, subject to certain exclusions and to the extent not otherwise indemnified by the Company, against loss (including expenses incurred in the defense of actions, suits or proceedings in connection therewith) arising from any negligent act, error, omission or breach of duty while acting in their capacity as directors and officers of the Company. The policies also reimburse the Company for liability incurred in the indemnification of its directors and officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

       The information required by Item 7 is not applicable to this Registration Statement.

ITEM 8.  EXHIBITS.

Exhibit
Number     Description
-------    -----------

4.1 Certificate of Incorporation of the Company, as amended (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed March 31, 1998, and incorporated herein by reference).

4.2 Amended and Restated Bylaws of the Company (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed March 31, 1998, and incorporated herein by reference).

4.3 United Meridian Corporation 1987 Nonqualified Stock Option Plan, as amended (filed as Exhibit 10.3 to United Meridian Corporation's Registration Statement on Form S-1 (No. 33-63532), and incorporated herein by reference).

4.4 Third Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan dated November 16, 1993 (filed as Exhibit 10.4 to United Meridian Corporation's 1993 Annual Report on Form 10-K, and incorporated herein by reference).

4.5 Fourth Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan dated April 6, 1994 (filed as Exhibit 10.6 to United Meridian Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference).

4.6 Fifth Amendment to the United Meridian Corporation 1987 Nonqualified Stock Option Plan dated November 19, 1997 (filed as Exhibit 4.7 to United Meridian Corporation's Form S-3 (No. 333-42467), and incorporated herein by reference).

4.7* Sixth Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan, dated March 27, 1998.

4.8 United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan (filed as Exhibit 4.14 to United Meridian Corporation's Registration Statement on Form S-8 (No. 33-79160), and incorporated herein by reference).

4.9 First Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 16, 1994 (filed as
           Exhibit 4.4.1 to the Company's Registration Statement on Form S-8 (No. 33- 86480), and incorporated herein by reference).

4.10 Second Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated May 22, 1996, (filed as Exhibit
           4.3.2 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

4.11 Third Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 13, 1996 (filed as
           Exhibit 4.3.3 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

4.12 Fourth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated May 29, 1997 (filed as Exhibit
           4.3.4 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

4.13 Fifth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 19, 1997 (filed as
           Exhibit 4.9 to United Meridian Corporation's Registration Statement on Form S-3 (No. 333-42467), and incorporated herein by reference).

4.14* Sixth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated March 27, 1998.

4.15 United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan (filed as Exhibit 4.15 to United Meridian Corporation's Registration Statement on Form S-8 (No. 33-79160), and incorporated herein by reference).

4.16 First Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated May 22, 1996 (filed as Exhibit 4.4.1 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

4.17 Second Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated November 13, 1996 (filed as Exhibit 4.4 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28107), and incorporated herein by reference).

4.18 Third Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated November 19, 1997 (filed as Exhibit 4.9 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-42467), and incorporated herein by reference).

4.19* Fourth Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated March 27, 1998.

4.20 Rights Agreement, dated as of December 27, 1997, between the Company and Harris Trust and Savings Bank, as Rights Agent (filed as Exhibit 1 to the Company's Form 8-A filed on December 23, 1997, and incorporated herein by reference).

4.21 First Amendment to Rights Agreement, dated as of February 20, 1998, between the Company and Harris Trust and Savings Bank, as Rights Agent (filed as Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference).

5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

23.1*      Consent of Arthur Andersen LLP.

23.2*      Consent of Netherland, Sewell & Associates, Inc.

23.3       Consent of Andrews & Kurth L.L.P. (included in the opinion filed as
           Exhibit 5.1 to this Registration Statement).

24.1*      Powers of Attorney.
----------------------------
*filed herewith


ITEM 9.    UNDERTAKINGS

           The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
           Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement:

           Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the registrant has been advised that it, the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 1st day of April, 1998.

                                        OCEAN ENERGY, INC.



                                        By: *  /s/ JAMES C. FLORES
                                            -----------------------------------
                                            James C. Flores President and Chief
                                            Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 1st day of April, 1998.


            Signature                                  Title
            ---------                                  -----

     * /s/ JOHN B. BROCK             Chairman of the Board of Directors
------------------------------
        John B. Brock


    * /s/ JAMES C. FLORES            President, Chief Executive Officer
------------------------------       and Director (Principal
       James C. Flores               Executive Officer)



    * /s/ JAMES L. DUNLAP            Vice Chairman of the Board of Directors
------------------------------
       James L. Dunlap


    * /s/ ROBERT L. BELK             Executive Vice President - Administration
------------------------------       and Director



 * /s/ THOMAS D. CLARK, JR.          Director
------------------------------
    Thomas D. Clark, Jr.


                                     Director
------------------------------
      Lodwrick M. Cook

                                     Director
------------------------------
      Robert L. Howard


                                     Director
------------------------------
       Elvis L. Mason

   * /s/ CHARLES F. MITCHELL          Director
------------------------------
         Charles F. Mitchell


                                      Director
------------------------------
        James L. Murdy


                                      Director
------------------------------
      David K. Newbigging


  * /s/ WILLIAM W. RUCKS, IV          Director
------------------------------
        William W. Rucks, IV


                                      Director
------------------------------
      Matthew R. Simmons


    * /s/ MILTON J. WOMACK            Director
------------------------------
          Milton J. Womack


  * /s/ JONATHAN M. CLARKSON          Executive Vice President -
------------------------------        Chief Financial Officer
        Jonathan M. Clarkson          (Principal Financial Officer)


  * /s/ CHRISTOPHER E. CRAGG          Vice President and Controller
------------------------------        (Principal Accounting Officer)
        Christopher E. Cragg


* By: /s/ ROBERT K. REEVES
     -------------------------
             Robert K. Reeves
 (pursuant to a power of attorney
   filed as Exhibit 24.1 to this
      Post-effective No. 1 to
      Registration Statement)

INDEX TO EXHIBITS

Exhibit
Number     Description
------     -----------

4.1 Certificate of Incorporation of the Company, as amended (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed March 31, 1998, and incorporated herein by reference).

4.2 Amended and Restated Bylaws of the Company (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed March 31, 1998, and incorporated herein by reference).

4.3 United Meridian Corporation 1987 Nonqualified Stock Option Plan, as amended (filed as Exhibit 10.3 to United Meridian Corporation's Registration Statement on Form S-1 (No. 33-63532), and incorporated herein by reference).

4.4 Third Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan dated November 16, 1993 (filed as Exhibit 10.4 to United Meridian Corporation's 1993 Annual Report on Form 10-K, and incorporated herein by reference).

4.5 Fourth Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan dated April 6, 1994 (filed as Exhibit 10.6 to United Meridian Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference).

4.6 Fifth Amendment to the United Meridian Corporation 1987 Nonqualified Stock Option Plan dated November 19, 1997 (filed as Exhibit 4.7 to United Meridian Corporation's Form S-3 (No. 333-42467), and incorporated herein by reference).

4.7* Sixth Amendment to United Meridian Corporation 1987 Nonqualified Stock Option Plan, dated March 27, 1998.

4.8 United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan (filed as Exhibit 4.14 to United Meridian Corporation's Registration Statement on Form S-8 (No. 33-79160), and incorporated herein by reference).

4.9 First Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 16, 1994 (filed as
           Exhibit 4.4.1 to the Company's Registration Statement on Form S-8 (No. 33- 86480), and incorporated herein by reference).

4.10 Second Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated May 22, 1996, (filed as Exhibit
           4.3.2 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

4.11 Third Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 13, 1996 (filed as
           Exhibit 4.3.3 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

4.12 Fourth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated May 29, 1997 (filed as Exhibit
           4.3.4 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

4.13 Fifth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated November 19, 1997 (filed as
           Exhibit 4.9 to United Meridian Corporation's Registration Statement on Form S-3 (No. 333-42467), and incorporated herein by reference).

4.14* Sixth Amendment to the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan dated March 27, 1998.

4.15 United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan (filed as Exhibit 4.15 to United Meridian Corporation's Registration Statement on Form S-8 (No. 33-79160), and incorporated herein by reference).

4.16 First Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated May 22, 1996 (filed as Exhibit 4.4.1 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

4.17 Second Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated November 13, 1996 (filed as Exhibit 4.4 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-28107), and incorporated herein by reference).

4.18 Third Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated November 19, 1997 (filed as Exhibit 4.9 to United Meridian Corporation's Registration Statement on Form S-8 (No. 333-42467), and incorporated herein by reference).

4.19* Fourth Amendment to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan, dated March 27, 1998.

4.20 Rights Agreement, dated as of December 27, 1997, between the Company and Harris Trust and Savings Bank, as Rights Agent (filed as Exhibit 1 to the Company's Form 8-A filed on December 23, 1997, and incorporated herein by reference).

4.21 First Amendment to Rights Agreement, dated as of February 20, 1998, between the Company and Harris Trust and Savings Bank, as Rights Agent (filed as Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference).

5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

23.1*      Consent of Arthur Andersen LLP.

23.2*      Consent of Netherland, Sewell & Associates, Inc.

23.3       Consent of Andrews & Kurth L.L.P. (included in the opinion filed as
           Exhibit 5.1 to this Registration Statement).

24.1*      Powers of Attorney.
----------------------------
*filed herewith




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